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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 22, 2004

                       COLORADO WYOMING RESERVE COMPANY
            (Exact name of registrant as specified in its charter)


              WYOMING                 000-09482              83-0246080
   (State or Other Jurisdiction      (Commission          (I.R.S. Employer
        of Incorporation or          File Number)        Identification No.)
           Organization)



          751 HORIZON COURT, SUITE 205, GRAND JUNCTION, COLORADO 81506
               (Address of principal executive offices, zip code)



      Registrant's telephone number, including area code: (970) 255-9995

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective September 22, 2004, J. Samuel Butler, F. Robert Tiddens, and John Green resigned from the board of directors of the Colorado Wyoming Reserve Company (the "Company"). None of Messrs. Butler's, Tiddens', or Green's resignations were a result of any disagreement with the Company or any matter relating to the Company's operations, policies, or procedures.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        COLORADO WYOMING RESERVE COMPANY
                                        -------------------------------------
                                        (Registrant)




      Date: September 28, 2004          By: /s/ KIM M. FUERST
                                            ---------------------------------
                                            Kim M. Fuerst,
                                            President, Chief Executive
                                            Officer, and Treasurer